SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : October 27, 1997


                       MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                       333-7569                  13-3416059
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation or organization)                         Identification No.)


                                250 Vesey Street
                             World Financial Center
                            North Tower, 10th Floor
                            New York, NY 10281-1310
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 449-0336

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                     This report consists of 10 consecutively numbered pages.

Item 5.   Other Events.

     This report and the  attached  exhibit is being  filed with  respect to the
     Registrant's  Ocwen  Mortgage  Loan  Asset-Backed   Certificates,   Series
     1997-OFS2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of September 1, 1997, among Merrill Lynch Mortgage Investors, Inc., as depositor, Ocwen Federal Bank FSB, as master servicer, and Texas Commerce Bank National Association, as trustee.

     On October 27, 1997 and November 25, 1997 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibits 99.1 and 99.2. No other reportable transactions or matters have occurred during the current reporting period. Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 27, 1997 filed as Exhibit 99.1 hereto.

               Statement to Certificateholders on November 25, 1997 filed as Exhibit 99.2 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee under the Agreement referred to herein

Date:  December 3, 1997       By:   /s/Karen Marshall
                                    Karen Marshall
                                    Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits                      Page

        99.1             Monthly Certificateholder Statement on
                         October 27, 1997.                                5

        99.2             Monthly Certificateholder Statement on
                         November 25, 1997.                               8

                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 27, 1997



                                          OCWEN MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1997-OFS2
                                                  STATEMENT TO CERTIFICATEHOLDERS


DIST DATE:           27-OCT-97                                                                                           PAGE # 1
RECORD DATE:         25-SEP-97

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Ending
                 Original       Beginning                                    Interest               Ending          Aggregate
                 Certificate    Certificate     Principal      Interest      Carry-  Total          Certificate     Loan
Class  Cusip #   Balance        Balance         Distribution   Distribution  Over    Distribution   Balance         Balance
-----------------------------------------------------------------------------------------------------------------------------------

 A  589929NH7   102,200,847.00  102,200,847.00  1,081,415.15   535,759.55     0.00   1,617,174.70   101,119,431.85  101,382,487.35

 R    N/A               N/A             N/A           N/A            -        N/A            -               N/A            N/A
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS          102,200,847.00  102,200,847.00  1,081,415.15   535,759.55      -     1,617,174.70   101,119,431.85  101,382,487.35
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                 Original       Beginning                                                         Ending
                 Notional       Notional        Interest       Interest          Total            Notional
Class  Cusip #   Amount         Amount          Distribution   Carryover         Distribution     Balance
-----------------------------------------------------------------------------------------------------------------------------------
 X       N/A         N/A            N/A                  -     266,437.22                -           N/A
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS   N/A         N/A            N/A                  -     266,437.22                -           N/A
-----------------------------------------------------------------------------------------------------------------------------------




Factor Information Per $1,000                                 Pass Through Rate

------------------------------------------------------------------------------
                      Principal      Interest       End Prin       Current
 Class     Cusip #    Distribution   Distribution   Balance   Pass Through Rate
------------------------------------------------------------------------------

  A       589929NH7    10.58127384   5.24222221     989.41872616    5.89750%

-----------------------------------------------------------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                  Karen Marshall
                            Texas Commerce Bank, N.A.
                          600 Travis Street, 8th Floor
                              Houston, Texas 77002
                                 (713) 216-2350
                     ---------------------------------------


                            OCWEN FEDERAL BANK FSB
                                 MASTER SERVICER


                                      -6-


                                          OCWEN MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1997-OFS2
                                                  STATEMENT TO CERTIFICATEHOLDERS

DIST DATE:        27-OCT-97                                                                                             PAGE #  2
RECORD DATE:      25-SEP-97


Sec. 4.02 (i)       Class A Principal Distribution Amount                                                              1,081,415.15

Sec. 4.02 (ii)      Class A Interest Distribution Amount                                                                 535,759.55

Sec. 4.02 (iii)     Servicing Compensation Amount                                                                         42,583.69

Sec. 4.02 (iv)      Guaranteed Distribution Amount                                                                     1,617,174.70

Sec. 4.02 (v)       Insurance Payment made to Class A Certificateholders                                                       0.00
                    Reimbursement Payment made to the Certificate Insurer                                                      0.00
                    Ending Amount of Cumulative Insurance Payment                                                              0.00

Sec. 4.02 (vi)      Aggregate amount of monthly advances for such distribution date                                       81,145.12

Sec. 4.02 (vii)     Aggregate stated principal balance of the mortgage loans                                         101,382,487.35
                    Mortgage Loan that became an REO Property at the close of business on such distribution date               0.00

Sec. 4.02 (viii)    The number of the mortgage loans as of the related due date                                                 904
                    The weighted average remaining to maturity of the mortgage loans as of the related due date                 353
                    The weighted average mortgage rate of the mortgage loans as of the related due date                   10.08745%

Sec. 4.02 (ix)      The number and aggregate unpaid Principal Balances of Mortgage Loans

                                                                                        Number             Aggregate Unpaid Balance
                    ---------------------------------------------------------------------------------------------------------------
                    30 days past due on a contractual basis                                 16                         1,394,427.15
                    60 days past due on a contractual basis                                  0                                 0.00
                    90 days or more past due on a contractual basis                          0                                 0.00
                    As to which foreclosure proceedings have been commenced                  0                                 0.00
                    ---------------------------------------------------------------------------------------------------------------

Sec. 4.02 (x)       Mortgage Loan that became an REO Property during the preceding calendar month

                                                            Loan Number      Unpaid Principal Balance      Stated Principal Balance
                    ---------------------------------------------------------------------------------------------------------------
                                                                 0                        0.00                                 0.00
                                                                 0                        0.00                                 0.00
                                                                 0                        0.00                                 0.00
                    ---------------------------------------------------------------------------------------------------------------

Sec. 4.02 (xi)      The book value of any REO Property as of the close of business on the last business day of the calendar
                    month preceeding the distribution date                                                                     0.00

Sec. 4.02 (xii)     The aggregate amount of Principal Prepayment                                                         768,116.21

Sec. 4.02 (xiii)    The aggregate amount of Realized Losses incurred during the related Collection Period
                    Extraordinary Losses                                                                                       0.00
                    Fraud Losses                                                                                               0.00
                    Special Hazard Losses                                                                                      0.00
                    Bankruptcy Losses                                                                                          0.00

Sec. 4.02 (xiv)     The aggregate amount of extraordinary Trust Fund Expenses withdrawn from the Collection Account            0.00

Sec. 4.02 (xviii)   The aggregate amount of Prepayment Interest Shortfalls                                                     0.00

Sec. 4.02 (xix)     The aggregate amount of Relief Act Interest Shortfalls for such distribution date                          0.00

Sec. 4.02 (xx)      The then-applicable Bankruptcy Amount                                                                     0.00
                    The then-applicable Fraud Loss Amount                                                                     0.00
                    The then-applicable Special Hazard Amount                                                                 0.00

Sec. 4.02 (xxi)     Basis Risk Shortfall for this distribution date                                                            0.00

Sec. 4.02 (xxii)    Unpaid Basis Risk Shortfalls Amount                                                                        0.00

Sec. 4.02 (xxiii)   The Required Subordinated Amount for this distribution date                                        3,066,025.41

Sec. 4.02 (xxiv)    The Subordination Increase Amount for this distribution date                                         263,055.50

Sec. 4.02 (xxv)     The Subordination Reduction Amount for this distribution date                                              0.00


                           OCWEN FEEDERAL BANK FSB
                                MASTER SERVICER
                                     -7-



                                  Exhibit 99.2

             Monthly Certificateholder Statement on November 25, 1997

                                      -8-





                                          OCWEN MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1997-OFS2
                                                  STATEMENT TO CERTIFICATEHOLDERS


DIST DATE:           25-NOV-97                                                                                           PAGE # 1
RECORD DATE:         31-OCT-97

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Ending
                 Original       Beginning                                    Interest               Ending          Aggregate
                 Certificate    Certificate     Principal      Interest      Carry-  Total          Certificate     Loan
Class  Cusip #   Balance        Balance         Distribution   Distribution  Over    Distribution   Balance         Balance
-----------------------------------------------------------------------------------------------------------------------------------

 A  589929NH7   102,200,847.00  101,119,431.85  1,128,945.58   480,394.55     0.00   1,609,340.13    99,990,486.27  100,565,225.82

 R    N/A               N/A             N/A           N/A            -        N/A            -               N/A            N/A
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS          102,200,847.00  101,119,431.85  1,128,945.58   480,394.55     0.00   1,609,340.13    99,990,486.27  100,565,225.82
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                 Original       Beginning                                                         Ending
                 Notional       Notional        Interest       Interest          Total            Notional
Class  Cusip #   Amount         Amount          Distribution   Carryover         Distribution     Balance
-----------------------------------------------------------------------------------------------------------------------------------
 X       N/A         N/A            N/A                  -     579,485.38               -           N/A
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS   N/A         N/A            N/A                  -     579,485.38               -           N/A
-----------------------------------------------------------------------------------------------------------------------------------




Factor Information Per $1,000                                 Pass Through Rate

------------------------------------------------------------------------------
                      Principal      Interest       End Prin       Current
 Class     Cusip #    Distribution   Distribution   Balance   Pass Through Rate
------------------------------------------------------------------------------

  A       589929NH7    11.04634274   4.70049480     978.37238342    5.89750%

-----------------------------------------------------------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                  Karen Marshall
                            Texas Commerce Bank, N.A.
                          600 Travis Street, 8th Floor
                              Houston, Texas 77002
                                 (713) 216-2350
                     ---------------------------------------


                            OCWEN FEDERAL BANK FSB
                                 MASTER SERVICER


                                      -9-



                                          OCWEN MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1997-OFS2
                                                  STATEMENT TO CERTIFICATEHOLDERS

DIST DATE:        25-NOV-97                                                                                             PAGE #  2
RECORD DATE:      31-OCT-97


Sec. 4.02 (i)       Class A Principal Distribution Amount                                                              1,126,945.58

Sec. 4.02 (ii)      Class A Interest Distribution Amount                                                                 480,394.55

Sec. 4.02 (iii)     Servicing Compensation Amount                                                                         42,242.70

Sec. 4.02 (iv)      Guaranteed Distribution Amount                                                                     1,609,340.13

Sec. 4.02 (v)       Insurance Payment made to Class A Certificateholders                                                       0.00
                    Reimbursement Payment made to the Certificate Insurer                                                      0.00
                    Ending Amount of Cumulative Insurance Payment                                                              0.00

Sec. 4.02 (vi)      Aggregate amount of monthly advances for such distribution date                                       74,771.97

Sec. 4.02 (vii)     Aggregate stated principal balance of the mortgage loans                                         100,565,225.82
                    Mortgage Loan that became an REO Property at the close of business on such distribution date               0.00

Sec. 4.02 (viii)    The number of the mortgage loans as of the related due date                                                 904
                    The weighted average remaining to maturity of the mortgage loans as of the related due date                 352
                    The weighted average mortgage rate of the mortgage loans as of the related due date                   10.08286%

Sec. 4.02 (ix)      The number and aggregate unpaid Principal Balances of Mortgage Loans

                                                                                        Number             Aggregate Unpaid Balance
                    ---------------------------------------------------------------------------------------------------------------
                    30 days past due on a contractual basis                                 13                         2,011,809.23
                    60 days past due on a contractual basis                                 14                         1,173,384.32
                    90 days or more past due on a contractual basis                          0                                 0.00
                    As to which foreclosure proceedings have been commenced                  0                                 0.00
                    ---------------------------------------------------------------------------------------------------------------

Sec. 4.02 (x)       Mortgage Loan that became an REO Property during the preceding calendar month

                                                            Loan Number      Unpaid Principal Balance      Stated Principal Balance
                    ---------------------------------------------------------------------------------------------------------------
                                                                 0                        0.00                                 0.00
                                                                 0                        0.00                                 0.00
                                                                 0                        0.00                                 0.00
                    ---------------------------------------------------------------------------------------------------------------

Sec. 4.02 (xi)      The book value of any REO Property as of the close of business on the last business day of the calendar
                    month preceeding the distribution date                                                                     0.00

Sec. 4.02 (xii)     The aggregate amount of Principal Prepayment                                                         767,024.54

Sec. 4.02 (xiii)    The aggregate amount of Realized Losses incurred during the related Collection Period
                    Extraordinary Losses                                                                                       0.00
                    Fraud Losses                                                                                               0.00
                    Special Hazard Losses                                                                                      0.00
                    Bankruptcy Losses                                                                                          0.00

Sec. 4.02 (xiv)     The aggregate amount of extraordinary Trust Fund Expenses withdrawn from the Collection Account            0.00

Sec. 4.02 (xviii)   The aggregate amount of Prepayment Interest Shortfalls                                                     0.00

Sec. 4.02 (xix)     The aggregate amount of Relief Act Interest Shortfalls for such distribution date                          0.00

Sec. 4.02 (xx)      The then-applicable Bankruptcy Amount                                                                      0.00
                    The then-applicable Fraud Loss Amount                                                                      0.00
                    The then-applicable Special Hazard Amount                                                                  0.00

Sec. 4.02 (xxi)     Basis Risk Shortfall for this distribution date                                                            0.00

Sec. 4.02 (xxii)    Unpaid Basis Risk Shortfalls Amount                                                                        0.00

Sec. 4.02 (xxiii)   The Required Subordinated Amount for this distribution date                                        3,066,025.41

Sec. 4.02 (xxiv)    The Subordination Increase Amount for this distribution date                                         311,684.05

Sec. 4.02 (xxv)     The Subordination Reduction Amount for this distribution date                                              0.00


                           OCWEN FEEDERAL BANK FSB
                                MASTER SERVICER
                                     -10-